UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2015

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 25, 2015 (the “Pulitzer Debt Satisfaction Date”), Lee Enterprises, Incorporated (the “Company”) repaid the remaining balance of the 9% Senior Notes (the “New Pulitzer Notes”) under a Note Agreement dated as of May 1, 2013 (the “Pulitzer Note Agreement”) between BH Finance LLC, a subsidiary of Berkshire Hathaway Inc., and the Company’s subsidiaries, St. Louis Post-Dispatch LLC (“PD LLC”) and Pulitzer Inc. (“Pulitzer”).  The New Pulitzer Notes were due to be repaid April 3, 2017 and had a balance of $9 million on March 29, 2015, the end of the last fiscal quarter.  The balance was paid by the Company using cash on hand.

As was previously agreed, on the Pulitzer Debt Satisfaction Date the Company’s wholly-owned subsidiary, Pulitzer, and its subsidiaries (collectively, the “Pulitzer Subsidiaries”) entered into a (i) Joinder Agreement in favor of U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as collateral agent (the “Notes Joinder Agreement”); and (ii) Joinder Agreement in favor of JPMorgan Chase Bank, N.A., as collateral agent for the benefit of the Secured Creditors referred to in that the First Lien Guarantee and Collateral Agreement dated as of March 31, 2014 (the “1st Lien Credit Facility Joinder Agreement”).

After giving effect to the Pulitzer Debt Satisfaction Date, certain modifications to the Company’s long-term financing and related guarantee, collateral and security agreements are as follows:

1.  $400 million Senior Secured Notes.  On March 31, 2014, the Company sold $400 million aggregate principal amount of its 9.5% Senior Secured Notes due 2022 (the “Notes”) to J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., pursuant to an Indenture dated as of March 31, 2014 (the “Indenture”) among the Company, certain subsidiaries party thereto from time to time (the “Subsidiary Guarantors”), U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Collateral Agent.

The Pulitzer Debt Satisfaction Date has triggered the following changes with respect to the Notes:

•
The Notes are also guaranteed in accordance with the Notes Joinder Agreement, on a second-priority basis, by Pulitzer and each Pulitzer Subsidiary that guarantees the indebtedness under the 2nd Lien Term Loan (as defined below) or other borrowings incurred by the Company or any subsidiary guarantor.

•
Certain Pulitzer Subsidiaries granted second priority deeds of trust for the benefit of the holders of the Notes, subject to all relevant terms and conditions of the applicable intercreditor agreements (referred to below), covering the Pulitzer Subsidiaries’ material real estate and improvements.

•
The Notes and the subsidiary guarantees are also secured, subject to permitted liens, by a lien on certain of the property and assets of Pulitzer and the Pulitzer Subsidiaries (collectively, the “Pulitzer Collateral”) owned by each of the Pulitzer Subsidiaries that are subsidiary guarantors on a second-priority basis, equally and ratably with all of the Company’s and the subsidiary guarantors’ existing and future obligations under the 1st Lien Credit Facility and certain other indebtedness for borrowed money incurred by the Company or any subsidiary guarantor, pursuant to a Security Agreement dated as of March 31, 2014 among the Company and the subsidiary guarantors (collectively, the “Notes Assignors”) and Deutsche Bank Trust Company Americas.

1.  $250 million First Lien Term Loan.  On March 31, 2014, the Company entered into a $250 million first lien term loan and $40 million revolving facility under a First Lien Credit Agreement dated as of March 31, 2014 (the “1st Lien Credit Facility”) among the Company, the lenders party thereto from time to time (the “1st Lien Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.

The Pulitzer Debt Satisfaction Date has triggered the following changes with respect to the 1st Lien Credit Facility:

•
Pulitzer and the Pulitzer Subsidiaries became a party to the First Lien Guarantee and Collateral Agreement as a Guarantor and Assignor, in accordance with the 1st Lien Credit Facility Joinder Agreement.

•	The Subsidiary Guarantors (together with the Company, the “1st Lien Assignors”) pledged assets also include the assets of Pulitzer and the Pulitzer Subsidiaries.
•
Certain Pulitzer Subsidiaries also granted second lien deeds of trust for the benefit of the 1st Lien Lenders, subject to all relevant terms and conditions of the applicable intercreditor agreements (referred to below), covering the Pulitzer Subsidiaries’ material real estate and improvements.

•	Pulitzer and the Pulitzer Subsidiaries also pledged all of their interests in all of the capital stock of and other equity interests owned by the 1st Lien Assignors to the 1st Lien Collateral Agent.

2.  $150 million Second Lien Term Loan.  On March 31, 2014, the Company entered into a $150 million second lien term loan under a Second Lien Loan Agreement dated as of March 31, 2014 (the “2nd Lien Term Loan”) among the Company, the lenders party thereto from time to time (the “2nd Lien Lenders”), Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.

The Pulitzer Debt Satisfaction Date has triggered the following changes with respect to the 2nd Lien Term Loan:

•
Assets of Pulitzer and the Pulitzer Subsidiaries, excluding assets of or assets used in the operations or business of, TNI Partners (“TNI”), also are subject to (i) a first priority security interest in favor of the 2nd Lien Lenders; and (ii) a second priority security interest in favor of the secured parties under the 1st Lien Credit Facility, as applicable.  Star Publishing Company (“Star Publishing”) is a subsidiary of Pulitzer and an indirect subsidiary of the Company and owns a 50% interest in TNI in Tucson, Arizona.

Also in connection with the Pulitzer Debt Satisfaction Date, the rights of the Notes Assignors and the 1st Lien Assignors with respect to the Pulitzer Collateral are subject to:

•
a Pulitzer Pari Passu Intercreditor Agreement dated as of June 25, 2015 (the “Pulitzer Pari Passu Intercreditor Agreement”) among the Company, the other Grantors party thereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Deutsche Bank Trust Company Americas; and

•
a Pulitzer Junior Intercreditor Agreement dated as of June 25, 2015 (the “Pulitzer Junior Intercreditor Agreement”) among the Company, the other Grantors party hereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Deutsche Bank Trust Company Americas and Wilmington Trust, National Association.

Item 1.02.	Termination of a Material Definitive Agreement.

The information disclosed in Item 1.01 with respect to the New Pulitzer Notes is incorporated by reference into this Item 1.02.

For a summary of the material terms of the New Pulitzer Notes, Pulitzer Note Agreement, Senior Secured Notes, Indenture, 1st Lien Credit Facility and 2nd Lien Term Loan, see the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2015, which description is incorporated herein by reference.

Item 8.01.	Other Events.

On June 25, 2015, the Company issued a news release announcing its repayment in full of the New Pulitzer Notes.  A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing summary descriptions of the Notes Joinder Agreement, 1st Lien Credit Facility Joinder Agreement, Pulitzer Pari Passu Intercreditor Agreement and Pulitzer Junior Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the Notes Joinder Agreement, 1st Lien Credit Facility Joinder Agreement, Pulitzer Pari Passu Intercreditor Agreement and Pulitzer Junior Intercreditor Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Joinder Agreement dated as of June 25, 2015, made by each Subsidiary Guarantor a party thereto in favor of U.S. Bank National Association, as Trustee and Deutsche Bank Trust Company Americas, as collateral agent

10.2
Joinder Agreement dated as of June 25, 2015, made by each Subsidiary Guarantor a party thereto in favor of JPMorgan Chase Bank, N.A., as collateral agent for the benefit of the Secured Creditors referred to in the First Lien Guarantee and Collateral Agreement dated as of March 31, 2014 referred to therein

10.3
Pulitzer Pari Passu Intercreditor Agreement dated as of June 25, 2015 among the Company, the other Grantors party thereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Deutsche Bank Trust Company Americas

10.4
Pulitzer Junior Intercreditor Agreement dated as of June 25, 2015 among the Company, the other Grantors party hereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Deutsche Bank Trust Company Americas and Wilmington Trust, National Association

99.1	News Release of Lee Enterprises, Incorporated dated June 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/Ronald A. Mayo
Date: July 1, 2015	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer

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